                                                                   EXHIBIT 10.54

                  THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT
                                  (And Waiver)

     THIS DOCUMENT is entered into as of July 30, 1999, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, BANK OF AMERICA, N.A. (formerly NationsBank, N.A., formerly NationsBank of Texas, N.A., "AGENT"), as Agent for Lenders, and BANKERS TRUST COMPANY, CIBC INC., CREDIT LYONNAIS - NEW YORK BRANCH, THE FIRST NATIONAL BANK OF CHICAGO, GENERAL ELECTRIC CAPITAL CORPORATION (assignee of The Long-Term Credit Bank of Japan, Ltd.), and UNION BANK OF CALIFORNIA, N.A., as Co-Agents for Lenders.

     Borrower, Agent, Co-Agents, and Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of June 20, 1997, providing for a revolving credit facility. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to
(1) the amendments described in PARAGRAPH 2 below in order to, among other things, permit the sale of certain assets and provide for a reduction in the total Commitments, and (2) the waiver described in PARAGRAPH 3 below. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

2.   AMENDMENTS.

     (A)   SECTION 9.11 is amended by (1) deleting the word "AND" before CLAUSE
(i) in that section and (2) adding the following to the end of that section:

          , AND (j) THE SALE BY BORROWER AND ITS SUBSIDIARY, MAGNETEK SERVICE (U.K.), LIMITED, OF SUBSTANTIALLY ALL OF THE ASSETS, PROPERTIES, AND INTERESTS IN PROPERTIES AND RIGHTS USED IN THE DOMESTIC BUSINESS OF DEVELOPING, MANUFACTURING, SELLING, AND DISTRIBUTING FRACTIONAL, INTEGRAL, AND DC ELECTRIC MOTORS AND THE CAPITAL STOCK OF MAGNETEK HUNGARIAN KFT, IGMEX, S.A. DE C.V., MAGNETEK UNIVERSAL ELECTRIC LIMITED, MAGNETEK CANADA LIMITED, MAGNETEK (SEA) PTE LTD., AND MAGNETEK B.V. (COMPANIES FORMED, RESPECTIVELY, UNDER THE LAWS OF HUNGARY, MEXICO, THE UNITED KINGDOM, CANADA, SINGAPORE, AND THE NETHERLANDS) TO A.O. SMITH CORPORATION FOR UP TO $253,000,000 PURSUANT TO THE ASSET PURCHASE AGREEMENT DATED AS OF JUNE 28, 1999, BETWEEN BORROWER, MAGNETEK SERVICE (U.K.), LIMITED, AND A.O. SMITH CORPORATION, SO LONG AS (i) BORROWER DELIVERS TO AGENT ON THE DAY THAT THE SALE IS FULLY CONSUMMATED A CERTIFICATE OF A RESPONSIBLE OFFICER CERTIFYING THAT THE SALE HAS BEEN FULLY CLOSED AS OF THE DATE STATED IN THE CERTIFICATE AND THE AMOUNT OF THE NET PROCEEDS RECEIVED FROM SUCH SALE (I.E., THE FULL GROSS PROCEEDS LESS ORDINARY ATTORNEYS' FEES AND OTHER CLOSING COSTS, BUT NOT LESS THAN $249,000,000), AND (ii) BY NO LATER THAN THE BUSINESS DAY FOLLOWING THE DAY ON WHICH THAT SALE IS CONSUMMATED, THOSE PROCEEDS ARE APPLIED, TO THE EXTENT NECESSARY, TO PREPAY IN FULL THE PRINCIPAL DEBT IN ACCORDANCE WITH SECTION 3.2(b) WITHOUT REGARD TO THE INTEGRAL MULTIPLE REQUIREMENT IN THAT SECTION.


                                                                 THIRD AMENDMENT

     (B) Notwithstanding the prepayment required by PARAGRAPH 2(A) above, the total Commitments are not terminated by that prepayment but will be reduced to $200,000,000 upon the consummation of the sale to A.O. Smith Corporation as contemplated in that paragraph as further provided in the attached AMENDED
SCHEDULE 2.1.

     (C) For purposes of SECTION 14.2, Agent's address on the signature page of the Credit Agreement is entirely amended as follows:


               BANK OF AMERICA, N.A.
               600 PEACHTREE STREET, NE, 9TH FLOOR
               ATLANTA, GA 30308-2213
               ATTN: NANCY S. GOLDMAN
                     PRINCIPAL
               FAX: 404-607-6467


     (D) SCHEDULES 2.1 and 7.3 are entirely amended in the forms of, and each reference to those schedules in the Credit Agreement are now to, the attached AMENDED SCHEDULES 2.1 and 7.3, respectively.

3. WAIVER. Upon and subject to the following terms and conditions and only for the period (the "WAIVER PERIOD") from the date that the sale to A.O. Smith Corporation described in PARAGRAPH 2(A) above is fully consummated (if ever) through and including September 29, 1999, Determining Lenders waive any Potential Default or Default that may exist solely as a result of Borrower's failure to be in compliance with any of the financial covenants in SECTIONS 10.2 and 10.3 during or at the end of the Waiver Period but not thereafter.

     (A) During the Waiver Period, Borrower covenants and agrees that (1) Borrower shall not be entitled to request, and neither Agent nor any Lender shall be required to grant, any releases of any Collateral as provided in
SECTION 5.5, and (2) Borrower shall not be entitled to, and shall not, use the proceeds of any Borrowings under the Credit Agreement for the redemption or repurchase any of its capital stock under SECTION 9.10 or otherwise.

     (B) Except as expressly stated, this PARAGRAPH 3 is not a waiver of existing or future Potential Defaults or existing Defaults or a waiver of Agent's or any Lender's Rights to insist upon compliance by all other relevant parties with each Loan Document.

4. CONDITIONS PRECEDENT. PARAGRAPHS 2 and 3 above are not effective until Agent receives (A) counterparts of this document executed by Borrower and Determining Lenders, (B) an amendment fee to be paid to each Lender who has executed and delivered to Agent a counterpart of this document by 5:00 p.m. Atlanta time on July 30, 1999, equal to 0.05% of that Lender's Commitment as it is to be reduced effective as of the consummation of the sale to A.O. Smith Corporation described in PARAGRAPH 2(A), and (C) a fully executed copy of the final Asset Purchase Agreement with A.O. Smith Corporation and all attachments and amendments to it.

5. RATIFICATIONS. Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that, (except in respect of the release of Lender Liens on the assets described in PARAGRAPH 2 above and as permitted by SECTION 5.5(b)), all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or

                                       2                         THIRD AMENDMENT
otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6. REPRESENTATIONS. To induce Agent, Co-Agents, and Lenders to enter into this document, Borrower represents and warrants to Agent, Co-Agents, and Lenders that as of the date of this document (A) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that any of them speak to a different specific date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (B) no Material Adverse Event, Default, or Potential Default exists, C) MagneTek Financial Services, Inc., has been dissolved and all of its assets have been transferred to Borrower, and (D) Borrower is the only Domestic Restricted Company.

7. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any release or other related documents.

8. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this document. This document is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this document by reference. Except as specifically amended by this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]


                                       3                         THIRD AMENDMENT

     EXECUTED as of the date first stated in this Third Amendment to Restated Credit Agreement.

MAGNETEK, INC., as BORROWER               BANK OF AMERICA, N.A. (formerly
                                          NationsBank, N.A., formerly
                                          NationsBank of Texas, N.A.), as AGENT
                                          and a LENDER

By ______________________________         By __________________________________
   John P. Colling, Jr., Vice President      Nancy S. Goldman, Principal
   and Treasurer


BANKERS TRUST COMPANY, as a CO-AGENT      CIBC INC., as a CO-AGENT and a LENDER
and A LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________



CREDIT LYONNAIS - NEW YORK BRANCH, as     THE FIRST NATIONAL BANK OF CHICAGO, as
a CO-AGENT and a LENDER                   a CO-AGENT and a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________


GENERAL ELECTRIC CAPITAL                  UNION BANK OF CALIFORNIA, N.A., as a
CORPORATION (assignee of The Long-Term    CO-AGENT and a LENDER
Credit Bank of Japan, Ltd.), as a
CO-AGENT and a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________


ARAB BANKING CORPORATION (B.S.C.), as a   BANK AUSTRIA CREDITANSTALT CORPORATE
LENDER                                    FINANCE, INC., as a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________


                                          By __________________________________
                                             Name:_____________________________
                                             Title:____________________________


                              SIGNATURE PAGE
                               PAGE 1 OF 2

FIRST UNION NATIONAL BANK, as a           FUJI BANK, LIMITED, ATLANTA AGENCY,
LENDER                                    as a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________



NATEXIS BANQUE (formerly Banque           SOCIETE GENERALE, SOUTHWEST AGENCY,
Francaise du Commerce Exterieur),         as a LENDER
as a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________


By ______________________________
   Name:_________________________
   Title:________________________



THE SUMITOMO BANK, LIMITED, as            BANK HAPOALIM, (assignee, in part,
a LENDER                                  of Societe Generale, Southwest
                                          Agency), as a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________


CREDIT AGRICOLE INDOSUEZ (formerly        THE TOKAI BANK, LTD. NEW YORK BRANCH,
Caisse Nationale de Credit Agricole),     as a LENDER
as a LENDER


By ______________________________         By __________________________________
   Name:_________________________            Name:_____________________________
   Title:________________________            Title:____________________________


By ______________________________
   Name:_________________________
   Title:________________________



                              SIGNATURE PAGE
                               PAGE 2 OF 2